UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	March 5, 2018
XL GROUP LTD
(Exact name of registrant as specified in its charter)

Bermuda	1-10804	98-1304974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

O'Hara House, One Bermudiana Road, Hamilton, Bermuda	HM 08
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:  (441) 292-8515

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 8.01.    Other Events.

Explanatory Note
XL Group Ltd (“XL” or the “Company”) on March 5, 2018 filed a Current Report on Form 8-K announcing that it entered into a definitive agreement and plan of merger, with AXA SA and Camelot Holdings Ltd., a wholly owned subsidiary of AXA.
This Current Report on Form 8-K is being filed by the Company to provide communications materials being used in connection with the pending transaction.
Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits. The following are filed herewith:

Exhibit No.	Description
99.1	Letter to Employees, dated March 5, 2018
99.2	Letter to Brokers, dated March 5, 2018
99.3	Colleague Frequently Asked Questions, dated March 5, 2018
99.4	Manager Guidance and Talking Points, dated March 5, 2018
99.5	Client Facing Guidance and Talking Points, dated March 5, 2018
99.6	Employee Presentation, dated March 5, 2018
99.7	Investor Relations Talking Points, dated March 5, 2018
99.8	London Employee Town Hall Transcript, March 5, 2018
Cautionary Note Regarding Forward-Looking Statements
The Private Securities Litigation Reform Act of 1995 (“PSLRA”) provides a “safe harbor” for forward-looking statements. Any prospectus, prospectus supplement, Annual Report to common shareholders, proxy statement, Form 10-K, Form 10-Q or Form 8-K or any other written or oral statements made by us or on our behalf may include forward-looking statements that reflect our current views with respect to future events and financial or operational performance. Such statements include forward-looking statements both with respect to us in general, and to the insurance and reinsurance sectors in particular (both as to underwriting and investment matters). Statements that include the words “expect,” “estimate,” “intend,” “plan,” “believe,” “project,” “anticipate,” “may,” “could,” or “would” and similar statements of a future or forward-looking nature identify forward-looking statements for purposes of the PSLRA or otherwise.
The proposed transaction is subject to risks and uncertainties and factors that could cause XL’s actual results to differ, possibly materially, from those in the specific projections, goals, assumptions and statements include, but are not limited to (i) that XL may be unable to complete the proposed transaction because, among other reasons, conditions to the closing of the proposed transaction may not be satisfied or waived, including the failure to obtain XL shareholder approval for the proposed transaction or that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; (ii) uncertainty as to the timing of completion of the proposed transaction; (iii) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (iv) risks related to disruption of management’s attention from XL’s ongoing business operations due to the proposed transaction; (v) the effect of the announcement of the proposed transaction on XL’s relationships with its clients, operating results and business generally; and (vi) the outcome of any legal proceedings to the extent initiated against XL or others following the announcement of the proposed transaction, as well as XL’s management’s response to any of the aforementioned factors.
The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein or elsewhere. We undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by the federal securities laws.
Additional Information about the Proposed Transaction and Where to Find It
In connection with the proposed transaction, XL will file with the SEC a proxy statement on Schedule 14A and may file or furnish other documents with the SEC regarding the proposed transaction. This material is not a substitute for the proxy statement or any other document that XL may file with the SEC. INVESTORS IN AND SECURITY HOLDERS OF XL ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR FURNISHED OR WILL BE FILED OR WILL BE FURNISHED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the proxy statement (when available) and other documents filed with or furnished to the SEC by XL through the web site maintained by the SEC at www.sec.gov or by contacting the investor relations department of XL:
Investor Relations
XL Group Ltd
(203) 964-3573
investorinfo@xlgroup.com

Participants in the Solicitation
XL and its directors and executive officers may be deemed to be participants in the solicitation of proxies from XL’s shareholders in connection with the proposed transaction. Information regarding XL’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in XL’s annual proxy statement filed with the SEC on April 5, 2017, XL’s Current Report on Form 8-K filed with the SEC on October 26, 2017 and XL’s Current Report on Form 8-K filed with the SEC on February 20, 2018. A more complete description will be available in the proxy statement on Schedule 14A that will be filed with the SEC in connection with the proposed transaction. You may obtain free copies of these documents as described in the preceding paragraph filed with, or furnished to, the SEC. All such documents, when filed or furnished are available free of charge on the SEC’s website (www.sec.gov) or by directing a request to XL at the Investor Relations contact above.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date:     March 5, 2018
XL Group Ltd
(Registrant)

By:	/s/ Kirstin Gould

Name:	Kirstin Gould

Title:	General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Letter to Employees, dated March 5, 2018
99.2	Letter to Brokers, dated March 5, 2018
99.3	Colleague Frequently Asked Questions, dated March 5, 2018
99.4	Manager Guidance and Talking Points, dated March 5, 2018
99.5	Client Facing Guidance and Talking Points, dated March 5, 2018
99.6	Employee Presentation, dated March 5, 2018
99.7	Investor Relations Talking Points, dated March 5, 2018
99.8	London Employee Town Hall Transcript, March 5, 2018